Vontobel Foreign Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—96.2%
Communication Services—6.8%
Cellnex Telecom SA 144A (Spain)(1)	405,716	$24,723
CTS Eventim AG & Co. KGaA (Germany)(2)	219,680	9,132
Tencent Holdings Ltd. (China)	294,683	18,883
Tencent Music Entertainment Group ADR (China)(2)	1,161,374	15,632
		68,370

Consumer Discretionary—16.0%
adidas AG (Germany)(2)	80,432	21,109
Alibaba Group Holding Ltd. Sponsored ADR (China)(2)	178,366	38,474
EssilorLuxottica SA (France)(2)	161,299	20,704
Ferrari NV (Italy)	113,434	19,352
Flutter Entertainment plc (Ireland)(2)	256,068	33,660
LVMH Moet Hennessy Louis Vuitton SE (France)	60,338	26,472
		159,771

Consumer Staples—17.2%
Alimentation Couche-Tard, Inc. Class B (Canada)	1,407,261	44,127
Asahi Group Holdings Ltd. (Japan)	654,300	22,981
Diageo plc (United Kingdom)	421,136	13,993
Mondelez International, Inc. Class A (United States)	399,074	20,405
Nestle S.A. Registered Shares (Switzerland)	367,030	40,575
Unilever NV (Netherlands)	554,344	29,427
		171,508

Financials—2.1%
London Stock Exchange Group plc (United Kingdom)	201,690	20,888
Health Care—11.1%
Alcon, Inc. (Switzerland)(2)	518,526	29,750
CSL Ltd. (Australia)	104,655	20,815
Grifols SA (Spain)	783,325	23,788
Hoya Corp. (Japan)	163,395	15,646
Medtronic plc (United States)	222,243	20,380
		110,379

Industrials—19.4%
Ashtead Group plc (United Kingdom)	533,061	17,959
CAE, Inc. (Canada)	771,930	12,521
Canadian National Railway Co. (Canada)	204,352	18,079
IMCD NV (Netherlands)	174,179	16,375
RELX plc (United Kingdom)	1,091,968	25,273
Rentokil Initial plc (United Kingdom)	3,295,538	20,809
Safran SA (France)(2)	135,544	13,587
Techtronic Industries Co., Ltd. (Hong Kong)	2,985,979	29,545
Teleperformance (France)	66,114	16,780
Wolters Kluwer NV (Netherlands)	287,565	22,460
		193,388

	Shares	Value

Information Technology—20.3%
Adyen NV (Netherlands)(2)	14,449	$21,030
Constellation Software, Inc. (Canada)	31,213	35,243
Halma plc (United Kingdom)	989,143	28,227
Keyence Corp. (Japan)	35,480	14,868
Mastercard, Inc. Class A (United States)	115,901	34,272
Obic Co. Ltd. (Japan)	113,080	19,929
SAP SE (Germany)	215,890	30,154
Tata Consultancy Services Ltd. (India)	693,375	19,087
		202,810

Materials—3.3%
Air Liquide SA (France)	172,301	24,855
Asian Paints Ltd. (India)	342,783	7,664
		32,519

Total Common Stocks (Identified Cost $703,551)		959,633

Total Long-Term Investments—96.2% (Identified Cost $703,551)		959,633

TOTAL INVESTMENTS—96.2% (Identified Cost $703,551)		$959,633
Other assets and liabilities, net—3.8%		37,894
NET ASSETS—100.0%		$997,527

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, these securities amounted to a value of $24,723 or 2.5% of net assets.
(2)	Non-income producing.

Country Weightings†
United Kingdom	14%
Canada	12
France	10
Netherlands	9
United States	8
China	8
Switzerland	7
Other	32
Total Investments	100%
† % of total investments as of June 30, 2020.
See Notes to Schedule of Investments

Vontobel Foreign Opportunities Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2020
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Equity Securities:
Common Stocks	$959,633	$790,215	$169,418
Total Investments	$959,633	$790,215	$169,418
There were no securities valued using significant unobservable inputs (Level 3) at June 30, 2020.
There were no transfers into or out of Level 3 related to securities held at June 30, 2020.
See Notes to Schedule of Investments

VONTOBEL FOREIGN OPPORTUNITIES FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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